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                                                                   EXHIBIT 10.1

        FIFTH AMENDMENT AND AGREEMENT TO THE CREDIT AGREEMENT AND FIRST
                      AMENDMENT TO THE SECURITY AGREEMENT


                  FIFTH AMENDMENT AND AGREEMENT TO THE CREDIT AGREEMENT AND FIRST AMENDMENT TO THE SECURITY AGREEMENT (this "Amendment"), dated as of February 27, 2002, among CONSOLIDATED CONTAINER HOLDINGS LLC, a Delaware limited liability company ("Holdings"), CONSOLIDATED CONTAINER COMPANY LLC, a Delaware limited liability company (the "Borrower"), the Banks party to the Credit Agreement referred to below (the "Banks"), BANKERS TRUST COMPANY, as Administrative Agent (in such capacity, the "Administrative Agent") under the Credit Agreement and as Collateral Agent (in such capacity, the "Collateral Agent") under the Security Agreement, JPMORGAN CHASE BANK (successor by merger to Morgan Guaranty Trust Company of New York), as Documentation Agent (the "Documentation Agent"), and CREDIT SUISSE FIRST BOSTON (formerly known as Donaldson, Lufkin & Jenrette Securities Corporation), as Syndication Agent (the "Syndication Agent" and, together with the Administrative Agent and the Documentation Agent, the "Agents"). Unless otherwise indicated, all capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement referred to below.


                              W I T N E S S E T H :

                  WHEREAS, Holdings, the Borrower, the Banks and the Agents are parties to a Credit Agreement, dated as of July 1, 1999 (as amended, restated, modified and/or supplemented to but not including the date hereof, the "Credit Agreement");

                  WHEREAS, the Borrower, each Guarantor, and the Collateral Agent are parties to a Security Agreement, dated as of July 1, 1999 (as amended, restated, modified and/or supplemented to but not including the date hereof, the "Security Agreement"); and

                  WHEREAS, the parties hereto wish to amend, modify and supplement the Credit Agreement and the Security Agreement as provided herein, to, among other things, reduce the existing revolving credit facilities and substitute a new revolving credit facility, in each case, on terms and conditions set forth herein;

                  NOW, THEREFORE, it is agreed:

I.       AMENDMENTS AND AGREEMENT.

                  1. Effective as of the Fifth Amendment Effective Date (as defined below) (i) the Total Revolving Loan Commitment shall be reduced from $73,500,000 to $54,500,000, with the Revolving Loan Commitment (if any) of each Bank to be reduced PRO RATA based on the amount such Bank's Revolving Loan Commitment bears to the Total Revolving Loan Commitment and (ii) in substitution for such reduction, the Tranche 3 Revolving Loan Facility (as defined after giving effect to this Amendment) shall be added and shall consist of a Total

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Tranche 3 Revolving Loan Commitment (as defined after giving effect to this
Amendment) of $15,000,000 (as set forth in Annex I to the Credit Agreement (as in effect after giving effect to this Amendment)), which Total Tranche 3 Revolving Loan Commitment may be increased by up to $4,000,000 in accordance with Section 1.16 of the Credit Agreement (as in effect after giving effect to this Amendment).

                  2. Section 1.01 of the Credit Agreement is hereby amended by inserting at the end thereof the following new clause (h):

                  "(h) Subject to and upon the terms and conditions set forth herein, each Bank with a Tranche 3 Revolving Loan Commitment severally agrees, at any time and from time to time on and after the Fifth Amendment Effective Date and prior to the Tranche 3 Revolving Loan Maturity Date, to make a revolving loan or revolving loans (each, a "Tranche 3 Revolving Loan" and, collectively, the "Tranche 3 Revolving Loans") to the Borrower, which Tranche 3 Revolving Loans (i) shall be made and maintained in Dollars, (ii) shall, at the option of the Borrower, be incurred and maintained as and/or converted into Base Rate Loans or Eurodollar Loans, (iii) may be repaid and reborrowed in accordance with the provisions hereof, and (iv) shall not exceed for any Bank at any time outstanding that aggregate principal amount which equals the Tranche 3 Revolving Loan Commitment of such Bank at such time."

                  3. Section 1.03(a) of the Credit Agreement is hereby amended by deleting clause (ii) thereof and inserting in lieu thereof the following new clause (ii):

         "(ii)    whether the respective Borrowing shall consist of A Term
         Loans, B Term Loans, C Term Loans, Tranche 2 Converted Term Loans, Revolving Loans or Tranche 3 Revolving Loans,".

                  4. Section 1.05(a) of the Credit Agreement is hereby amended to read in its entirety as follows:

                  "(a) At the request of any Bank, the Borrower's obligation to pay the principal of, and interest on, the Loans made by such Bank to the Borrower shall be evidenced (i) if A Term Loans, by a promissory note duly executed and delivered by the Borrower substantially in the form of Exhibit B-1 with blanks appropriately completed in conformity herewith (each an "A Term Note" and, collectively, the "A Term Notes"),
         (ii) if B Term Loans, by a promissory note duly executed and delivered by the Borrower substantially in the form of Exhibit B-2 with blanks appropriately completed in conformity herewith (each a "B Term Note" and, collectively, the "B Term Notes"), (iii) if C Term Loans, by a promissory note duly executed and delivered by the Borrower substantially in the form of Exhibit B-3 with blanks appropriately completed in conformity herewith (each, a "C Term Note" and, collectively, the "C Term Notes"), (iv) if Revolving Loans, by a promissory note duly executed and delivered by the Borrower substantially in the form of Exhibit B-4 with blanks appropriately completed in conformity herewith (each, a "Revolving Note" and, collectively, the "Revolving Notes"), (v) if Swingline Loans, by a promissory note substantially in the form of Exhibit B-5, with blanks appropriately completed in conformity herewith (the "Swingline Note"),


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         (vi) if Tranche 2 Converted Term Loans by a promissory note substantially in the form of Exhibit B-6, with blanks appropriately completed in conformity herewith (each, a "Tranche 2 Revolving/Converted Term Note" and, collectively, the "Tranche 2 Revolving/Converted Term Notes") and (vii) if Tranche 3 Revolving Loans, by a promissory note substantially in the form of Exhibit B-7 with blanks appropriately completed in conformity herewith (each a "Tranche 3 Revolving Note" and, collectively, the "Tranche 3 Revolving Notes")."

                  5. Section 1.05 of the Credit Agreement is hereby further amended by (i) redesignating clauses (g) and (h) thereof as clauses (h) and (i), respectively, and (ii) inserting the following new clause (g) immediately following clause (f) thereof:

                  "(g) The Tranche 3 Revolving Note issued to any Bank that has a Tranche 3 Revolving Loan Commitment shall (i) be executed by the Borrower, (ii) be payable to the order of such Bank and be dated the date of issuance, (iii) be in a stated principal amount equal to the Tranche 3 Revolving Loan Commitment of such Bank, (iv) mature on the Tranche 3 Revolving Loan Maturity Date, (v) bear interest as provided in the appropriate clause of Section 1.08 in respect of the Base Rate Loans and Eurodollar Loans, as the case may be, evidenced thereby, (vi) be subject to voluntary prepayment as provided in Section 4.01 and mandatory repayment as provided in Section 4.02 and (vii) be entitled to the benefits of this Agreement and each Tranche 3 Guaranty and be secured by the Security Documents."

                  6. Section 1.07 of the Credit Agreement is hereby amended to read in its entirety as follows:

                  "1.07 PRO RATA BORROWINGS. All Borrowings of Term Loans under this Agreement shall be incurred by the Borrower from the Banks PRO RATA on the basis of their A Term Loan Commitments (and after the termination thereof, A Term Loans), B Term Loan Commitment (and after the termination thereof, B Term Loans) and C Term Loan Commitment (and after the termination thereof, C Term Loans). All Borrowings of Revolving Loans under this Agreement shall be incurred by the Borrower from the Banks PRO RATA on the basis of their Revolving Loan Commitments, as the case may be, PROVIDED that all Borrowings of Revolving Loans made pursuant to a Mandatory Borrowing shall be incurred from the RC Banks PRO RATA on the basis on their Revolving Percentages. All Tranche 2 Revolving Loans shall be converted into Tranche 2 Converted Term Loans on the Tranche 2 Conversion Date PRO RATA on the basis of each Bank's Tranche 2 Revolving Loan Commitment and, following the Tranche 2 Conversion Date, all Borrowings of Tranche 2 Converted Term Loans shall be incurred by the Borrower from the Banks PRO RATA on the basis of their Tranche 2 Converted Term Loans. All Borrowings of Tranche 3 Revolving Loans under this Agreement shall be incurred by the Borrower from the Banks PRO RATA on the basis of their Tranche 3 Revolving Loan Commitments. It is understood that no Bank shall be responsible for any default by any other Bank of its obligation to make Loans hereunder and that each Bank shall be obligated to make the Loans to be made by it hereunder, regardless of the failure of any other Bank to fulfill its commitments hereunder."


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                  7. Section 1 of the Credit Agreement is hereby further amended by inserting the following new Section 1.16 at the end thereof:

                  "1.16 ADDITIONAL TRANCHE 3 REVOLVING LOAN COMMITMENT. Upon five Business Days written notice (such notice, the "Tranche 3 Increase Notice") to the Administrative Agent and BTCo (and so long as the Tranche 3 Guaranty Payment Request Date has not yet occurred), the Borrower shall have the right on any one Business Day on or before the date which is 15 days prior to the Tranche 3 Revolving Loan Maturity Date to effect a one-time increase to the Total Tranche 3 Revolving Loan Commitment (the date of such increase, the "Tranche 3 Increase Date") in an aggregate amount of up to $4,000,000 (such amount, the "Additional Tranche 3 Revolving Loan Commitment Amount"). On the Tranche 3 Increase Date (i) the Tranche 3 Revolving Loan Commitment of BTCo shall automatically increase by the Additional Tranche 3 Revolving Loan Commitment Amount and (ii) the Borrower shall, in coordination with the Administrative Agent, repay all outstanding Tranche 3 Revolving Loans of each Bank with a Tranche 3 Revolving Loan Commitment, and incur additional Tranche 3 Revolving Loans from other Banks with Tranche 3 Revolving Loan Commitments, in each case, so that each Bank with a Tranche 3 Revolving Loan Commitment participates in each Borrowing of Tranche 3 Revolving Loans PRO RATA on the basis of their respective Tranche 3 Revolving Loan Commitments (after giving effect to such increase pursuant to this Section 1.16) (it being understood that the Borrower shall be obligated to pay to the Banks with Tranche 3 Revolving Loan Commitments the costs of the type referred to in Section 1.11 in connection with any such repayment and/or Borrowing, provided that such reallocation of Tranche 3 Revolving Loan Commitments shall be done with a view to minimizing such costs to the Borrower). The Administrative Agent shall promptly notify each Bank upon receipt of the Tranche 3 Increase Notice. On the Tranche 3 Increase Date, the Total Tranche 3 Revolving Loan Commitment under, and for all purposes of, this Agreement shall be increased by the aggregate amount of such Additional Tranche 3 Revolving Loan Commitment Amount and Schedule I shall be deemed modified to reflect the revised Tranche 3 Revolving Loan Commitments of the affected Banks. Upon surrender of any old Tranche 3 Revolving Notes by a Bank with a Tranche 3 Revolving Loan Commitment (or, if lost, a standard lost note indemnity in form and substance reasonably satisfactory to the Borrower), to the extent requested by such Bank, a new Tranche 3 Revolving Note will be issued, at the Borrower's expense, to such Bank, which shall conform to the requirements of Section 1.05 (with appropriate modifications to the extent needed to reflect the revised Tranche 3 Revolving Loan Commitment of such Bank)."

                  8. Section 3.01 of the Credit Agreement is hereby amended by deleting clause (f) thereof and inserting the following new clause (f) in lieu thereof:

                  "(f) The Borrower agrees to pay to each Bank with a Tranche 3 Revolving Loan Commitment a commitment fee (the "Tranche 3 Revolving Loan Commitment Fee") for the period from and including the Fifth Amendment Effective Date to, but not including, the Tranche 3 Revolving Loan Maturity Date, computed at a rate equal to 0.50% on the average daily Unutilized Tranche 3 Revolving Loan Commitment of such Bank. Accrued Tranche 3 Revolving Loan Commitment Fees shall be due and payable quarterly


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         in arrears on each Quarterly Payment Date and on the Tranche 3
         Revolving Loan Maturity Date.

                  9. Section 3.02(b) of the Credit Agreement is hereby amended to read in its entirety as follows:

                  "(b) Upon at least two Business Days' prior written notice to the Administrative Agent at its Notice Office (which notice the Administrative Agent shall promptly transmit to each of the Banks), the Borrower shall have the right, at any time or from time to time, without premium or penalty, to permanently reduce the Total Unutilized Tranche 3 Revolving Loan Commitment, in whole or in part, in integral multiples of $1,000,000 in the case of partial reductions to the Total Unutilized Tranche 3 Revolving Loan Commitment, PROVIDED that each such reduction shall apply proportionately to permanently reduce the Tranche 3 Revolving Loan Commitment of each Bank with a Tranche 3 Revolving Loan Commitment."

                  10. Section 3.03 of the Credit Agreement is hereby amended by deleting clauses (e), (f) and (g) thereof and by inserting in lieu thereof the following new clauses (e), (f), (g), (h), (i) and (j):

                  "(e) The Total Tranche 3 Revolving Loan Commitment (and the Tranche 3 Revolving Loan Commitment of each Bank) shall terminate in its entirety on the Tranche 3 Revolving Loan Maturity Date.

                  (f) On each date after the Fifth Amendment Effective Date upon which a mandatory repayment of Term Loans or Tranche 2 Converted Term Loans pursuant to any of Sections 4.02(f) through (j), inclusive, is required and exceeds in amount the aggregate principal amount of Term Loans or Tranche 2 Converted Term Loans then outstanding (or would be required if such Term Loans or Tranche 2 Converted Term Loans were then outstanding), the Total Revolving Loan Commitment shall be permanently reduced by the amount, if any, by which the amount required to be applied pursuant to said Sections (determined as if an unlimited amount of Term Loans and/or Tranche 2 Converted Term Loans were actually outstanding) exceeds the aggregate principal amount of such Term Loans or Tranche 2 Converted Term Loans then outstanding.

                  (g) On each date after the Fifth Amendment Effective Date upon which a mandatory reduction of the Total Revolving Loan Commitment pursuant to Section 3.03(f) is required and exceeds in amount the Total Revolving Loan Commitment, the Total Tranche 3 Revolving Loan Commitment shall be permanently reduced by the amount, if any, by which the amount required to be applied pursuant to said Section (determined as if an unlimited Total Revolving Loan Commitment existed at such time) exceeds the Total Revolving Loan Commitment at such time.

                  (h) The Total Tranche 3 Revolving Loan Commitment shall be permanently reduced in an amount equal to the Total Unutilized Tranche 3 Revolving Loan Commitment (if any) on the Tranche 3 Guaranty Payment Request Date.


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                  (i)  At any time after the Tranche 3 Guaranty Payment Request
         Date upon which a repayment of the principal of Tranche 3 Revolving Loans is made, the Total Tranche 3 Revolving Loan Commitment shall be permanently reduced by an amount equal to the aggregate amount of Tranche 3 Revolving Loans being repaid at such time.

                  (j) Each reduction to the Total Revolving Loan Commitment or the Total Tranche 3 Revolving Loan Commitment pursuant to this Section
         3.03 shall be applied proportionately to reduce the Revolving Loan Commitment or the Tranche 3 Revolving Loan Commitment, as the case may be, of each Bank with such a Commitment."

                  11. Section 4.01(i) of the Credit Agreement is hereby amended by deleting the text "Tranche 2 Revolving Loans" appearing therein and by inserting in lieu thereof the text "Tranche 3 Revolving Loans".

                  12. Section 4.01 of the Credit Agreement is hereby further amended by inserting the following paragraph at the end thereof:

         "Notwithstanding anything to the contrary contained above in this
         Section 4.01, no voluntary prepayments of Revolving Loans or Swingline Loans pursuant to this Section 4.01 may be made at any time when any Tranche 3 Revolving Loans are outstanding."

                  13. Section 4.02(a)(ii) of the Credit Agreement is hereby amended to read in its entirety as follows:

                  "(ii) If on any date the aggregate outstanding principal amount of Tranche 3 Revolving Loans exceeds the Total Tranche 3 Revolving Loan Commitment as then in effect, the Borrower shall repay on such date the principal of Tranche 3 Revolving Loans in an aggregate amount equal to such excess."

                  14.  Notwithstanding anything to the contrary contained in
Section 4.02(i) of the Credit Agreement, the Banks hereby agree that the requirements of such Section shall not give rise to a mandatory repayment for the Excess Cash Payment Period in respect of the fiscal year of the Borrower ending December 31, 2001.

                  15. Section 4.02(l) of the Credit Agreement is hereby amended by deleting the term "Tranche 2 Convertible Term Loans" appearing therein and inserting the term "Tranche 2 Converted Term Loans" in lieu thereof.

                  16. Section 4.02(n) of the Credit Agreement is hereby amended by inserting the following new sentence at the end thereof:

                  "All outstanding Tranche 3 Revolving Loans shall be repaid in full on the Tranche 3 Revolving Loan Maturity Date."

                  17. Section 5 of the Credit Agreement is hereby amended by inserting the following new Sections 5.20 and 5.21 immediately following Section
5.19 appearing in said Section:


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                  "5.20 OVERRIDE OF TOTAL REVOLVING LOAN COMMITMENT. At the time of each Credit Event, and after giving effect to such Credit Event, (x) the sum of (i) the aggregate principal amount of outstanding Revolving Loans PLUS (ii) the aggregate principal amount of outstanding Swingline Loans plus (iii) the Letter of Credit Outstandings, in each case at such time (after giving effect to such Credit Event), shall not exceed the Revolving Loan Cap Amount as then in effect and (y) the aggregate principal amount of outstanding Revolving Loans of each Bank, when added to such Bank's Revolving Percentage of (i) the Letter of Credit Outstandings and (ii) the aggregate principal amount of the Swingline Loans, in each case at such time (after giving effect to such Credit Event), shall not exceed such Bank's Revolving Percentage of the Revolving Loan Cap Amount as then in effect.

                  5.21 OVERRIDE OF TOTAL TRANCHE 3 REVOLVING LOAN COMMITMENT. At the time of each Credit Event that includes the incurrence of Tranche 3 Revolving Loans by the Borrower (i) the Total Unutilized Revolving Commitment must be zero and (ii) the Tranche 3 Guaranty Payment Request Date shall not have occurred."

                  18. Section 6.08 of the Credit Agreement is hereby amended by (i) redesignating clause (e) thereof as clause (f), and (ii) inserting the following new clause (e) immediately following clause (d) thereof:

                  "(e) All proceeds of the Tranche 3 Revolving Loans shall be used by the Borrower and its Subsidiaries for working capital and general corporate purposes, to the extent permitted by this Agreement."

                  19. Section 7.01 of the Credit Agreement is hereby amended by deleting clause (k) thereof and inserting the following new clause (k) in lieu thereof:

                  "(k) MINIMUM EBITDA CERTIFICATE. On or prior to June 21, 2002, a certificate of the chief financial officer or treasurer of the Borrower, (x) certifying (i) as to the Consolidated EBITDA of Holdings and its Subsidiaries for the period from January 1, 2002 through May 31, 2002 (taken as one accounting period) and (ii) that no Default or Event of Default has occurred and is continuing (or, if a Default or Event of Default has occurred and is continuing, identifying each such Default or Event of Default), and (y) attaching thereto (i) the consolidated statement of income for Holdings and its Subsidiaries (on a consolidated basis) for each monthly accounting period that ends after January 1, 2002 and on or prior to May 31, 2002 and (ii) the calculations necessary to establish compliance with Section 8.17 as of May 31, 2002."

                  20. Section 7 of the Credit Agreement is hereby further amended by inserting the following new Section 7.18 at the end thereof.

                  "7.18 MORTGAGE AMENDMENTS. Each Credit Party party to a Mortgage hereby agrees to deliver to the Collateral Agent, or cause to be delivered to the Collateral Agent, within 45 days following the Fifth Amendment Effective Date (x) fully executed counterparts of amendments (the "Mortgage Amendments"), in form and substance reasonably satisfactory to the Collateral Agent, to each Mortgage as may be reasonably


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         specified by the Collateral Agent, together with evidence that counterparts of each of the Mortgage Amendments have been delivered to the title company insuring the Lien on the relevant Mortgage for recording in all places to the extent necessary or desirable, in the reasonable judgment of the Collateral Agent, is effective to maintain a valid and enforceable first priority mortgage lien on the relevant Mortgaged Properties in favor of the Collateral Agent for the benefit of the Secured Creditors and (y) either endorsements to the relevant existing Mortgage Policies or new Mortgage Policies assuring the Collateral Agent that each Mortgage so specified by the Collateral Agent, after giving effect to the respective Mortgage Amendment, is a valid and enforceable first priority mortgage lien on the respective Mortgaged Property, free and clear of all defects and encumbrances, except Permitted Encumbrances."

                  21. Section 8.05(ii) of the Credit Agreement by inserting the text "Subject to Section 8.18," at the beginning thereof.

                  22. Section 8.07 of the Credit Agreement is hereby amended by inserting the following new clause (c) at the end thereof:

                  "(c) Notwithstanding anything to the contrary contained in this Section 8.07, Holdings and the Borrower will not, and will not permit any of their Subsidiaries to, make Capital Expenditures in excess of the sum of (i) $35,000,000 in the aggregate for Holdings and all of its Subsidiaries taken together during the fiscal year of Holdings ending December 31, 2002 and (ii) $2,500,000 of cash Capital Expenditures of the type referred to in the last sentence of Section 8.07(a)."

                  23.  Notwithstanding anything to the contrary contained in
Section 8.05, neither the Borrower nor any other Credit Party shall be permitted to make any Permitted Acquisition on and after the Fifth Amendment Effective Date to and including December 31, 2002; it being understood and agreed that the Borrower shall be permitted to acquire a joint venture interest in Reid Mexico S.A. de C.V. for aggregate consideration (including cash and non-cash consideration) not to exceed $3,500,000.

                  24. Section 8.08 of the Credit Agreement is hereby amended by deleting the portion of the table appearing therein from March 31, 2002 through December 31, 2002, and inserting in lieu thereof the following:

                  "March 31, 2002            7.25:1.00
                  June 30, 2002              7.25:1.00
                  September 30, 2002         6.60:1.00
                  December 31, 2002          5.25:1.00".

                  25. Section 8.09 of the Credit Agreement is hereby amended by deleting the portion of the table appearing therein from March 31, 2002 through December 31, 2002, and inserting in lieu thereof the following:

                  "March 31, 2002            1.70:1.00
                  June 30, 2002              1.80:1.00


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                  September 30, 2002         1.90:1.00
                  December 31, 2002          2.20:1.00".

                  26. Section 8.10 of the Credit Agreement is hereby amended by deleting the portion of the table appearing therein from March 31, 2002 through December 31, 2002, and inserting in lieu thereof the following:

                  "March 31, 2002            0.70:1.00
                  June 30, 2002              0.70:1.00
                  September 30, 2002         0.75:1.00
                  December 31, 2002          0.95:1.00".

                  27. Section 8 of the Credit Agreement is hereby amended by inserting the following new Sections 8.17 and 8.18 at the end thereof:

                  "8.17 MINIMUM EBITDA. Holdings and the Borrower will not permit Consolidated EBITDA for the period from January 1, 2002 through and including May 31, 2002 (taken as one accounting period) to be less than $35,000,000.

                  8.18  UTILIZATION. Holdings and the Borrower will not permit
         (i) the sum of (x) the Total Unutilized Revolving Loan Commitment PLUS
         (y) the Total Unutilized Tranche 3 Revolving Loan Commitment PLUS (z) cash and Cash Equivalents of Holdings and its Domestic Subsidiaries to be less than $15,000,000 on the last day of any fiscal month of Holdings ending on or after June 30, 2002 and (ii) the sum of (x) the Total Unutilized Revolving Loan Commitment PLUS (y) cash and Cash Equivalents of Holdings and its Domestic Subsidiaries to be less than $15,000,000 on December 31, 2002."

                  28. Section 9.08 of the Credit Agreement is hereby amended by deleting the text "Section 12 of the Guaranty" appearing therein and inserting the text "Section 12 of the Subsidiary Guaranty" in lieu thereof.

                  29. Section 9 of the Credit Agreement is hereby further amended by (x) inserting the word "or" at the end of Section 9.10 of the Credit Agreement and (y) inserting the following new Section 9.11 immediately following
Section 9.10 of the Credit Agreement:

                  "9.11 TRANCHE 3 GUARANTY. At any time prior to the termination of the Total Tranche 3 Revolving Loan Commitment or when any Tranche 3 Obligations are outstanding, and unless otherwise waived in writing by the Required Tranche 3 Banks (a) any Tranche 3 Guaranty or any provision thereof shall cease to be in full force or effect as to any Tranche 3 Guarantor, or any Tranche 3 Guarantor or any Person acting by or on behalf of any Tranche 3 Guarantor shall deny or disaffirm such Tranche 3 Guarantor's obligations under the respective Tranche 3 Guaranty; or (b) any Tranche 3 Guarantor shall default in the due performance or observance of any term, covenant or agreement on its part to be performed or observed pursuant to the respective Tranche 3 Guaranty (other than a payment obligation under the respective Tranche 3 Guaranty), and such default shall continue unremedied for 15 or more days after notice to the applicable Tranche 3 Guarantor and the Administrative Agent by any Tranche 3 Revolving Loan Bank ; or (c) any Tranche 3 Guarantor shall default in the payment of any amount when due in respect


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         of the Guaranteed Obligations (as defined in the respective Tranche
         3 Guaranty), and such default shall continue unremedied for three or more days; or (d) a Tranche 3 Guaranty Event of Default (as defined in the respective Tranche 3 Guaranty) shall have occurred;".

                  30.  The definition of "Bank Default" appearing in Section
10.01 of the Credit Agreement is hereby amended by deleting the text "or (d)" appearing therein and inserting the text ", (d), (f) or (h)" in lieu thereof.

                  31. Section 10 of the Credit Agreement is hereby further amended by (i) deleting the definitions of "Applicable Margin", "Commitment", "Fourth Amendment", "Fourth Amendment Effective Date", "Loan", "Minimum Borrowing Amount", "Note", "Required Banks", "Test Period", "Third Amendment Effective Date", "Total Commitment", and "Tranche" and "Tranche 2 Conversion Date" appearing therein and (ii) inserting the following new definitions in the appropriate alphabetical order:

                  "Additional Tranche 3 Revolving Loan Commitment Amount" shall have the meaning provided in Section 1.16.

                  "Applicable Margin" shall mean (I) prior to the Fifth Amendment Effective Date, for purposes of calculating the applicable interest rate for any day for any Revolving Loan, Tranche 2 Revolving Loan, A Term Loan or B Term Loan, the appropriate applicable percentage set forth below corresponding to the Leverage Ratio in effect as of the most recent Determination Date:

=========================================================================================================================
                                                                                    Applicable Margin
                                                               ----------------------------------------------------------
                                                                  For Revolving Loans,               For B Term Loans
                                                                  Tranche 2 Revolving Loans
                                                                  and A Term Loans
-------------------------------------------------------------------------------------------------------------------------
                                                                                   Base
  Pricing                                                         Eurodollar       Rate          Eurodollar    Base Rate
  Level                       Leverage Ratio                         Loans         Loans            Loans        Loans
-------------------------------------------------------------------------------------------------------------------------
  I            more than 5.0:1.00                                    2.25%         1.25%            2.75%        1.75%
-------------------------------------------------------------------------------------------------------------------------
  II           more than 4.5:1.0  less than or equal to 5.0:1.0      2.00%         1.00%            2.50%        1.50%
-------------------------------------------------------------------------------------------------------------------------
  III          more than 3.5:1.00 less than or equal to 4.5:1.0      1.75%         0.75%            2.25%        1.25%
-------------------------------------------------------------------------------------------------------------------------
  IV           more than 3.0:1.0  less than or equal to 3.5:1.0      1.50%         0.50%            2.00%        1.00%
-------------------------------------------------------------------------------------------------------------------------
  V            more than 2.5:1.0  less than or equal to 3.0:1.0      1.25%         0.25%            2.00%        1.00%
-------------------------------------------------------------------------------------------------------------------------
  VI           less than or equal to 2.5:1.0                         1.00%            0%            2.00%        1.00%
-------------------------------------------------------------------------------------------------------------------------

         and (II) on and after the Fifth Amendment Effective Date, for purposes of calculating the applicable interest rate for any day for any Revolving Loan, A Term Loan, B Term Loan or Tranche 2 Converted Term Loan, the appropriate applicable percentage set forth below corresponding to the Leverage Ratio in effect as of the most recent Determination Date:

=========================================================================================================================
                                                                                    Applicable Margin
                                                               ----------------------------------------------------------
                                                                  For Revolving Loans,               For B Term Loans
                                                                  Tranche 2 Converted Term Loans
                                                                  and A Term Loans
-------------------------------------------------------------------------------------------------------------------------
                                                                                   Base
  Pricing                                                         Eurodollar       Rate          Eurodollar    Base Rate
  Level                       Leverage Ratio                         Loans         Loans            Loans        Loans
-------------------------------------------------------------------------------------------------------------------------
  I            more than 6.0:1.0                                     3.75%         2.75%            4.25%        3.25%
-------------------------------------------------------------------------------------------------------------------------
  II           more than 5.5:1.0  less than or equal to 6.0:1.0      3.50%         2.50%            4.00%        3.00%
-------------------------------------------------------------------------------------------------------------------------
  III          more than 5.0:1.00 less than or equal to 5.5:1.0      3.25%         2.25%            3.75%        2.75%
-------------------------------------------------------------------------------------------------------------------------
  IV           more than 4.5:1.0  less than or equal to 5.0:1.0      3.00%         2.00%            3.50%        2.50%
-------------------------------------------------------------------------------------------------------------------------
  V            more than 3.5:1.0  less than or equal to 4.5:1.0      2.50%         1.50%            3.25%        2.25%
-------------------------------------------------------------------------------------------------------------------------
  VI           more than 3.0:1.0  less than or equal to 3.5:1.0      2.00%         1.00%            3.00%        2.00%
-------------------------------------------------------------------------------------------------------------------------
  VII          more than 2.5:1.0  less than or equal to 3.0:1.0      1.75%         0.75%            3.00%        2.00%
-------------------------------------------------------------------------------------------------------------------------
  VIII         less than or equal to 2.5:1.0                         1.50%         0.50%            3.00%        2.00%
-------------------------------------------------------------------------------------------------------------------------


                  The Applicable Margin shall be determined and adjusted quarterly on each Determination Date; PROVIDED, HOWEVER, that if Holdings fails to provide the officer's certificate to the Administrative Agent as required by Section 7.01(e) for the last day of the most recently ended fiscal quarter of Holdings preceding the Determination Date, the Applicable Margins from such Determination Date shall be based on Pricing Level I until such time as an appropriate officer's certificate is provided, whereupon the Applicable Margins shall be determined by the Leverage Ratio as of the last day of the most recently ended fiscal quarter of Holdings preceding such Determination Date. Each Applicable Margin shall be effective from one Determination Date until the next Determination Date. Any adjustments in the Applicable Margins shall be applicable to all existing Loans and Letters of Credit as well as any new Loans and Letters of Credit made or issued. Notwithstanding anything to the contrary contained herein,
         (i) with respect to each C Term Loan Sub-Facility, to the extent then outstanding, the Applicable Margins shall be that percentage set forth in or calculated in accordance with the relevant C Term Loan Commitment Agreement, (ii) on and after the Fifth Amendment Effective Date to but not including the first Determination Date after the Fifth Amendment Effective Date, the Applicable Margin shall be determined in accordance with Pricing Level I set forth above and (iii) with respect to the Tranche 3 Revolving Loan Facility, the Applicable Margin shall be (x) 1.00% in the case of Base Rate Loans and (y) 2.00% in the case of Eurodollar Loans.

                  "Commitment" shall mean any of the commitments of any Bank, I.E., whether the A Term Loan Commitment, B Term Loan Commitment, C Term Loan Commitment, Revolving Loan Commitment, Tranche 2 Revolving Loan Commitment or Tranche 3 Revolving Loan Commitment.

                  "Determination Date" shall have the meaning provided in the definition of "Applicable Commitment Fee Percentage".

                  "Fifth Amendment" shall mean the Fifth Amendment to this Agreement, dated as of February 27, 2002.

                  "Fifth Amendment Effective Date" shall have the meaning provided in the Fifth Amendment.

                  "Loan" shall mean, collectively, each Term Loan, Tranche 2 Converted Term Loan, Revolving Loan, Tranche 2 Revolving Loan, Tranche 3 Revolving Loan, in each case, and Swingline Loan made by any Bank hereunder.

                  "Minimum Borrowing Amount" shall mean (i) with respect to Term Loans $5,000,000, (ii) with respect to Revolving Loans and Tranche 3 Revolving Loans, in each case maintained as Eurodollar Loans, $1,000,000 (and multiples of $500,000 in excess thereof), (iii) with respect to Revolving Loans and Tranche 3 Revolving Loans, in each case maintained as Base Rate Loans, $500,000 (and multiples of $100,000 in excess thereof) and (iv) with respect to Swingline Loans, $100,000.

                  "Mortgage Amendments" shall have the meaning provided in
         Section 7.18.

                  "Non-Tranche 3 Obligations" shall mean all Obligations (including, without limitation, any interest accruing subsequent to the filing of a petition of bankruptcy at the rate provided for in the documentation with respect thereto, whether or not such interest is an allowed claim under applicable law, but excluding any Other Secured Obligations) other than the Tranche 3 Obligations.

                  "Non-Tranche 3 Secured Obligations" shall mean and include all Non-Tranche 3 Obligations (including, without limitation, any interest accruing subsequent to the filing of a petition of bankruptcy at the rate provided for in the documentation with respect thereto, whether or not such interest is an allowed claim under applicable law) and all Other Secured Obligations.

                  "Note" shall mean each Term Note, each Revolving Note, each Tranche 2 Revolving/Converted Term Note, each Tranche 3 Revolving Note and the Swingline Note.

                  "Other Secured Obligations" shall mean any Interest Rate Protection or Other Hedging Obligations under, and as defined in, the various Security Documents, which Interest Rate Protection or Other Hedging Obligations are secured pursuant to the various Security Documents.

                  "Proceeds" shall mean "Proceeds" as such term is defined in
         Section 9-102(a)(64) of the Uniform Commercial Code as in effect in the State of New York on the date hereof and, in any event, shall include, without limitation, (a) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to Holdings or any of its Subsidiaries from time to time with respect to any of the Collateral,
         (b) any and all payments (in any form whatsoever) made or due and payable to the Holdings or any of its Subsidiaries from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any governmental agency (or any Person acting under color of governmental authority) and
         (c) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

                  "Remedial Action" shall mean any claim, proceeding or action to foreclose upon, take possession or control of, sell, lease or otherwise dispose of, or in any other manner realize, take steps to realize or seek to realize upon, the whole or any part of any Collateral, whether pursuant to the UCC, by foreclosure, by setoff, by self-help repossession, by notification to account debtors, by deed in lieu of foreclosure, by exercise of power of sale, by judicial action or otherwise, or the exercise of any other remedies with respect to any Collateral available under any of the Security Documents, or under applicable law.

                  "Required Banks" shall mean Non-Defaulting Banks the sum of whose outstanding Term Loans, Revolving Loan Commitments (or, after the Total Revolving Loan Commitment has been terminated, outstanding Revolving Loans and Revolving Percentages of outstanding Swingline Loans and Letter of Credit Outstandings), Tranche 2 Revolving Loan Commitments (or, after the Total Tranche 2 Revolving Loan Commitment has been terminated, outstanding Tranche 2 Revolving Loans or Tranche 2 Converted Term Loans, as the case may be) and Tranche 3 Revolving Loan Commitments (or, after the Total Tranche 3 Revolving Loan Commitment has been terminated, outstanding Tranche 3 Revolving Loans) constitute greater than 50% of the sum of (i) the total outstanding Term Loans of Non-Defaulting Banks, (ii) the Total Revolving Loan Commitment less the aggregate Revolving Loan Commitments of Defaulting Banks (or, after the Total Revolving Loan Commitment has been terminated, the total outstanding Revolving Loans of Non-Defaulting Banks and the aggregate Revolving Percentages of all Non-Defaulting Banks of the total outstanding Swingline Loans and Letter of Credit Outstandings at such time), (iii) the Total Tranche 2 Revolving Loan Commitment less the Tranche 2 Revolving Loan Commitments of Defaulting Banks (or, after the Total Tranche 2 Revolving Loan Commitment has been terminated, the total outstanding Tranche 2 Revolving Loans or Tranche 2 Converted Term Loans, as the case may be, of Non-Defaulting Banks at such time), and
         (iv) the Total Tranche 3 Revolving Loan Commitment less the Tranche 3 Revolving Loan Commitments of Defaulting Banks (or, after the Total Tranche 3 Revolving Loan Commitment has been terminated, the total outstanding Tranche 3 Revolving Loans of

         Non-Defaulting Banks at such time). Notwithstanding anything to the contrary contained in this definition, it is understood and agreed that, to the extent that any payment in respect of the principal of any Tranche 3 Revolving Loan (or any part thereof) has been made by any Tranche 3 Guarantor pursuant to any Tranche 3 Guaranty, then such principal amount (or part thereof, as the case may be) shall not be included in the foregoing calculations of Required Banks, unless the Total Commitment and all Non-Tranche 3 Obligations, together with all interest owing with respect thereto, have been indefeasibly paid in full in cash.

                  "Required Tranche 3 Banks" shall mean those Non-Defaulting Banks, the sum of whose outstanding Tranche 3 Revolving Loan Commitments (or, if after the Total Tranche 3 Revolving Loan Commitment has been terminated, outstanding Tranche 3 Revolving Loans) represent an amount greater than 50% of the Total Tranche 3 Revolving Loan Commitment less the aggregate Tranche 3 Revolving Loan Commitments of Defaulting Banks (or, if after the Total Tranche 3 Revolving Loan Commitment has been terminated, the total outstanding Tranche 3 Revolving Loans of Defaulting Banks).

                  "Revolving Loan Cap Amount" shall mean $43,500,000.

                  "Secured Obligations" shall mean and include all Non-Tranche 3 Secured Obligations and, subject to the provisions of Section 14, all Tranche 3 Obligations.

                  "Test Period" shall mean, at any time, each period of four consecutive fiscal quarters then last ended, in each case taken as one accounting period; PROVIDED that, notwithstanding anything to the contrary contained above or in Section 13.07 or otherwise required by generally accepted accounting principles, and solely in determining compliance with Sections 8.08, 8.09 and 8.10, to the extent the respective Test Period includes (w) the fiscal quarter of Holdings ended June 30, 2001, Consolidated EBITDA for such fiscal quarter shall be deemed to be $27,000,000, (x) the fiscal quarter of Holdings ended September 30, 2001, Consolidated EBITDA for such fiscal quarter shall be deemed to be $21,000,000 and (y) the fiscal quarter of Holdings ended December 31, 2001, Consolidated EBITDA for such fiscal quarter shall be deemed to be $13,100,000.

                  "Third Amendment Effective Date" shall mean November 13, 2001.

                  "Total Commitment" shall mean the sum of the Total A Term Loan Commitment, the Total B Term Loan Commitment, the Total C Term Loan Commitment, the Total Revolving Loan Commitment, the Total Tranche 2 Revolving Loan Commitment and the Total Tranche 3 Revolving Loan Commitment.

                  "Total Tranche 3 Revolving Loan Commitment" shall mean the sum of the Tranche 3 Revolving Loan Commitments of each of the Banks.

                  "Total Unutilized Tranche 3 Revolving Loan Commitment" shall mean, at any time (i) the Total Tranche 3 Revolving Loan Commitment at such time LESS (ii) the aggregate principal amount of all Tranche 3 Revolving Loans outstanding at such time.

                  "Tranche" shall mean the respective facility and commitments utilized in making Loans hereunder, with there being seven separate Tranches, I.E., A Term Loans, B Term Loans, C Term Loans, Revolving Loans, Swingline Loans, Tranche 2 Converted Term Loans and Tranche 3 Revolving Loans.

                  "Tranche 2 Conversion Date" shall mean the Fifth Amendment Effective Date.

                  "Tranche 3 Guarantor" shall mean, collectively, each guarantor, in whole or in part, of any obligation under the Tranche 3 Revolving Loan Facility.

                  "Tranche 3 Guaranty" shall mean, collectively, one or more guaranties executed and delivered by any Tranche 3 Guarantor pursuant to the terms of the Fifth Amendment.

                  "Tranche 3 Guaranty Payment Request Date" shall mean the day on which the first request or demand for payment is made by the Administrative Agent or any Tranche 3 Revolving Loan Bank to any Tranche 3 Guarantor under any Tranche 3 Guaranty in respect of any part of the Guaranteed Obligations (as defined therein) which is due but unpaid.

                  "Tranche 3 Increase Date" shall have the meaning provided in
         Section 1.16.

                  "Tranche 3 Increase Notice" shall have the meaning provided in
         Section 1.16.

                  "Tranche 3 Obligations" shall mean all Obligations constituting the principal of, or interest (including, without limitation, any interest accruing subsequent to the filing of a petition of bankruptcy at the rate provided for in the documentation with respect thereto, whether or not such interest is an allowed claim under applicable law) on, Tranche 3 Revolving Loans or under the Tranche 3 Revolving Notes, Tranche 3 Revolving Loan Commitment Fees, and any other amounts owing pursuant to the terms of this Agreement or any other Credit Documents with respect to the Tranche 3 Revolving Loans.

                  "Tranche 3 Revolving Loan" shall have the meaning provided in
         Section 1.01(h).

                  "Tranche 3 Revolving Loan Bank" shall mean each Bank with a Tranche 3 Revolving Loan Commitment, outstanding Tranche 3 Revolving Loans or any other obligations in respect of the Tranche 3 Revolving Loan Facility.

                  "Tranche 3 Revolving Loan Commitment" shall mean, with respect to each Bank, the amount set forth opposite such Bank's name in Annex I directly below the column entitled "Tranche 3 Revolving Loan Commitment," as the same may be reduced or terminated pursuant to Sections 3.02, 3.03 and/or 9.

                  "Tranche 3 Revolving Loan Commitment Fee" shall have the meaning provided in Section 3.01(f).

                  "Tranche 3 Revolving Loan Facility" shall mean the Tranche evidenced by the Total Tranche 3 Revolving Loan Commitment.

                  "Tranche 3 Revolving Loan Maturity Date" shall mean January 5, 2003.

                  "Tranche 3 Revolving Note" shall have the meaning provided in
         Section 1.05(a).

                  "Unutilized Tranche 3 Revolving Loan Commitment" with respect to any Bank at any time, shall mean such Bank's Tranche 3 Revolving Loan Commitment at such time, if any, less the sum of the aggregate principal amount of all Tranche 3 Revolving Loans made by such Bank.

                  32. Section 13.04(b) of the Credit Agreement is hereby amended by (i) deleting the phrase "Revolving Loan Commitments (and related outstanding Obligations hereunder), Tranche 2 Revolving Loan Commitments (and related outstanding Obligations hereunder) and/or its outstanding Term Loans and/or Tranche 2 Converted Term Loans" appearing in clause (x) thereof and inserting in lieu thereof the phrase "Revolving Loan Commitments (and related outstanding Obligations hereunder), Tranche 3 Revolving Loan Commitments (and related outstanding Obligations hereunder), its outstanding Term Loans and/or its outstanding Tranche 2 Converted Term Loans", (ii) deleting the phrase "Revolving Loan Commitments (and related outstanding Obligations hereunder), Tranche 2 Revolving Loan Commitments (and related outstanding Obligations hereunder) and/or outstanding principal amount of Term Loans and/or Tranche 2 Converted Term Loans" appearing in clause (y) thereof and inserting in lieu thereof the phrase "Revolving Loan Commitments (and related outstanding Obligations hereunder), Tranche 3 Revolving Loan Commitments (and related outstanding Obligations hereunder), outstanding Term Loans and/or outstanding Tranche 2 Converted Term Loans", (iii) deleting each phrase "Revolving Loan Commitments, Tranche 2 Revolving Loan Commitments, Term Loans and/or Tranche 2 Converted Term Loans" appearing in the provisos contained therein and inserting in lieu thereof "Revolving Loan Commitments, Tranche 3 Revolving Loan Commitments, Term Loans and/or Tranche 2 Converted Term Loans", (iv) deleting the phrase "To the extent that an assignment of all or any portion of a Bank's Revolving Loan Commitment or Tranche 2 Revolving Loan Commitment" appearing in the fourth sentence thereof and inserting in lieu thereof "To the extent that an assignment of all or any portion of a Bank's Revolving Loan Commitment or Tranche 3 Revolving Loan Commitment".

                  33. The parties hereto hereby agree that, without the written consent of Holdings, the Borrower, the Required Banks (or each Bank, to the extent required by Section 13.12) and each Tranche 3 Guarantor, (i) the percentages in the pricing grid set forth in the definition of "Applicable Margin" in this Agreement shall not be amended or modified to increase such percentages, solely as such increase would increase the interest rates applicable to Tranche 3 Revolving Loans, (ii) Section 3.01(f), Sections 3.03(h) and (i), Section 4.01 (solely in respect of the last sentence thereof), Section
5.21 and Section 14 shall not be amended, modified or waived in any respect,
(iii) the Tranche 3 Revolving Loan Maturity Date shall not be extended, (iv) the Total Tranche 3 Revolving Loan Commitment shall not be increased (other than pursuant to Section 1.16 of the Credit Agreement) and (v) the aggregate principal amount of all outstanding Tranche 3 Revolving Loans shall not exceed $19,000,000; it being understood that, without such requisite consent, no amendment, modification or waiver of a type referred to in this Section 33 shall have any force or effect.

                  34. The Credit Agreement is hereby further amended by inserting the following new Section 14 at the end thereof:

                  "Section 14. SPECIAL PROVISIONS WITH RESPECT TO THE TRANCHE 3 REVOLVING LOAN FACILITY. To induce the Required Banks to enter into the Fifth Amendment and thereby permit the making of the Tranche 3 Revolving Loans, the following agreements are made by the Tranche 3 Revolving Loan Banks (and their successors and assigns) for the benefit of the Banks holding Non-Tranche 3 Obligations hereunder (except that the agreement contained in Section 14.04 is made by the Banks party to the Fifth Amendment (and their successors and assigns) for the benefit of the Tranche 3 Revolving Loan Banks):

                  14.01 PRIORITIES WITH RESPECT TO COLLATERAL. The Banks acknowledge and agree that all Secured Obligations shall be secured pursuant to the Security Documents in accordance with the terms thereof; PROVIDED that, notwithstanding anything to the contrary contained in this Agreement or any other Credit Document, as between the Tranche 3 Obligations and Non-Tranche 3 Secured Obligations, the following priorities and agreements with respect to the Collateral shall apply:

                  (i) The Liens created under the Security Documents on the Collateral and the Proceeds thereof securing the Non-Tranche 3 Secured Obligations shall be superior and prior to the Liens of the holders of (or claimants in respect of) the Tranche 3 Obligations with respect thereto as set forth in this Section 14 and in the Security Agreement.

                  (ii) The holders of the Tranche 3 Obligations and each Tranche 3 Guarantor (or any Affiliate thereof) which obtains a claim in respect of the Tranche 3 Obligations, in each case, for themselves and their successors and assigns, hereby acknowledge and agree for the benefit of the other Secured Creditors that they shall not be entitled to receive, in respect of the Tranche 3 Obligations held by them, any of the proceeds of any Collateral following the occurrence of an Event of Default or received as a result of the enforcement of rights pursuant to the Security Documents until all Non-Tranche 3 Secured Obligations have been indefeasibly paid in full in cash. The Tranche 3 Revolving Loan Banks (for themselves and their successors and assigns) hereby agree that, to the extent that their outstanding Tranche 3 Revolving Loans are excluded for purposes of determining the "Required Banks" in accordance with the last sentence appearing in the definition thereof, they shall have no rights to institute foreclosure under the Security Documents, but shall only be entitled to share in the proceeds of the Collateral as realized and following the indefeasible payment in full in cash of all Non-Tranche 3 Secured Obligations.

                  (iii) Until all Non-Tranche 3 Secured Obligations have been indefeasibly paid in full in cash, each holder of the Tranche 3 Obligations, and each Tranche 3 Guarantor who obtains a claim in respect of the Tranche 3 Obligations, in each case, hereby agrees (x) not to exercise, with respect to the Tranche 3 Obligations, any right of setoff or counterclaim with respect to the Collateral or any Proceeds thereof, (y) that all Proceeds of Collateral shall be paid to the Administrative Agent for application to the Non-Tranche 3 Secured Obligations and (z) that any Proceeds of Collateral received by any holder of (or claimant in respect of) the Tranche 3 Obligations in its capacity as such and any other cash or other property received by any holder of (or claimant in respect of) the Tranche 3 Obligations in its capacity as such shall be segregated and held in trust and paid over to the Administrative Agent for the benefit of the holders of all Non-Tranche 3 Secured Obligations in the same form as received, with any necessary endorsements.

                  (iv) If the Collateral Agent releases its liens in any Collateral in connection with the sale, lease, transfer or other disposition thereof, the holders of (and claimants in respect of) the Tranche 3 Obligations shall execute and deliver to the Collateral Agent such termination statements, release documents, consents and other documents as the Collateral Agent may request to effectively release, and facilitate the release of, the Liens held by the Collateral Agent in such Collateral.

                  The provisions of this Section 14.01 shall be effective at all times during the term of this Agreement, and notwithstanding (without limitation): (i) the initiation of any bankruptcy, moratorium, reorganization or other insolvency proceeding with respect to Holdings or any of its Subsidiaries (and all references to Holdings or any of its Subsidiaries shall include any such entity as debtor in possession or any receiver or trustee for such entity); (ii) the priorities which would otherwise result under the terms of the respective Security Documents or under applicable law; (iii) the taking of possession of any Collateral by any Tranche 3 Revolving Loan Bank; or (iv) any other matter whatsoever; and shall continue in full force and effect until the Total Commitment has terminated and all Secured Obligations have been repaid in full.

                  14.02 CERTAIN DISPOSITIONS OF COLLATERAL. Notwithstanding anything to the contrary contained above, to the extent Collateral is sold in accordance with the requirements of Section 8.02 of this Agreement (and is not sold as a result of any Remedial Action pursuant to a Security Document) at a time when no Default or Event of Default exists pursuant to Section 9.05, the proceeds thereof shall be applied in accordance with the requirements of Section 4.02 of this Agreement.

                  14.03 FURTHER ASSURANCES. Each of the holders of the Tranche 3 Obligations agrees to take such further action and shall execute and deliver to the Administrative Agent, the Collateral Agent and the Banks such additional documents and instruments (in recordable form, if requested) as the Administrative Agent, the Collateral Agent or the Banks may reasonably request to effectuate the terms of, and the priorities established by, this Section 14.

                  14.04 AGREEMENT FOR BENEFIT OF TRANCHE 3 REVOLVING LOAN BANKS. Each Bank which executes and delivers a counterpart of the Fifth Amendment hereby irrevocably agrees, for the benefit of the Tranche 3 Revolving Loan Banks, that such Bank (and its successors and assigns) will not, unless the prior written consent of the Required Tranche 3 Banks has been obtained, agree to any amendment or modification to this Agreement to the extent such amendment or modification would amend, modify or alter any of the provisions of this Section 14 or any defined term as used herein. The agreements contained in this Section 14.04 are made for the benefit of the Tranche 3 Revolving Loan Banks and may not be amended or modified without the prior written consent of the Required Tranche 3 Banks."

                  35. Annex I to the Credit Agreement is hereby amended by deleting the same in its entirety and inserting in lieu thereof the new Annex I in the form attached hereto.

                  36. Exhibit A to the Credit Agreement is hereby amended by inserting the phrase "[Tranche 2 Converted Term Loans] [Tranche 3 Revolving Loans]" immediately after the phrase "[Revolving Loans]" appearing therein.

                  37. The Credit Agreement is hereby further amended by inserting a new Exhibit B-7 thereto in the form of Exhibit B-7 attached hereto.

                  38. The Credit Agreement is hereby further amended by deleting Exhibit M thereto in its entirety and inserting in lieu thereof a new Exhibit M thereto in the form of Exhibit M attached hereto.

II.      Amendments to the Security Agreement.

                  1. Section 7.4 of the Security Agreement is hereby amended by deleting such Section in its entirety and inserting the following new Section
7.4 in lieu thereof:

                  "7.4 APPLICATION OF PROCEEDS. (a) All moneys collected by the Collateral Agent upon any sale or other disposition of the Collateral (or, to the extent the Pledge Agreement or the Mortgages require proceeds of collateral thereunder to be applied in accordance with the provisions of this Agreement, the Pledgee under the Pledge Agreement or the Mortgagee under such Mortgage), together with all other moneys received by the Collateral Agent hereunder, shall be applied as follows:

                       (i) FIRST, to the payment of all Obligations owing to the Collateral Agent, the Pledgee or the Mortgagee resulting from their acting as Collateral Agent, Pledgee or Mortgagee, respectively;

                       (ii) SECOND, to the extent proceeds remain after the application pursuant to the preceding clause (i), an amount equal to the outstanding Non-Tranche 3 Secured Obligations shall be paid to the Secured Creditors as provided in Section 7.4(e), with each Secured Creditor receiving an amount equal to its outstanding Non-Tranche 3 Secured Obligations or, if the proceeds are insufficient to pay in full all such Non-Tranche 3 Secured Obligations, its PRO RATA Share of the amount remaining to be distributed, to be applied, with respect to the Credit Document Obligations, first to the payment of interest in respect of the unpaid principal amount of Loans (other than the Tranche 3 Revolving Loans) outstanding, second to the payment of principal of Loans (other than the Tranche 3 Revolving Loans) outstanding, then to the other Credit Document Obligations (other than the Tranche 3 Obligations);

                       (iii) THIRD, to the extent proceeds remain after the
                  application pursuant to the preceding clauses (i) and (ii), an amount equal to the outstanding Tranche 3 Obligations shall be paid to the Secured Creditors as provided in Section 7.4(e), with each Secured Creditor receiving an amount equal to its outstanding Tranche

                  3 Obligations or, if the proceeds are insufficient to pay in full all such Tranche 3 Obligations, its PRO RATA Share of the amount remaining to be distributed; and

                       (iv) FOURTH, to the extent proceeds remain after the applications pursuant to preceding clauses (i) through (iii), and following the termination of this Agreement pursuant to
                  Section 10.9 hereof, to the relevant Assignor, to the extent directed by such Assignor or a court of competent jurisdiction, or to whomever may be lawfully entitled to receive such surplus.

                  (b) For purposes of this Agreement, "PRO RATA Share" shall mean, when calculating a Secured Creditor's portion of any distribution or amount, that amount (expressed as a percentage) equal to a fraction the numerator of which is the then unpaid amount of such Secured Creditor's Non-Tranche 3 Secured Obligations or Tranche 3 Obligations or, as the case may be, and the denominator of which is the then outstanding amount of all Non-Tranche 3 Secured Obligations or Tranche 3 Obligations as the case may be.

                  (c) When payments to Secured Creditors are based upon their respective PRO RATA Shares, the amounts received by such Secured Creditors hereunder shall be applied (for purposes of making determinations under this Section 7.4 only) (i) FIRST, to their Non-Tranche 3 Secured Obligations and (ii) SECOND, to their Tranche 3 Obligations. If any payment to any Secured Creditor of its PRO RATA Share of any distribution would result in overpayment to such Secured Creditor, such excess amount shall instead be distributed in respect of the unpaid Non-Tranche 3 Secured Obligations or Tranche 3 Obligations, as the case may be, of the other Secured Creditors, with each Secured Creditor whose Non-Tranche 3 Secured Obligations or Tranche 3 Obligations, as the case may be, have not been paid in full to receive an amount equal to such excess amount multiplied by a fraction the numerator of which is the unpaid Non-Tranche 3 Secured Obligations or Tranche 3 Obligations, as the case may be, of such Secured Creditor and the denominator of which is the unpaid Non-Tranche 3 Secured Obligations or Tranche 3 Obligations, as the case may be, of all Secured Creditors entitled to such distribution.

                  (d) All payments required to be made to (i) the Bank Creditors hereunder shall be made to the Administrative Agent for the account of the respective Bank Creditors and (ii) the Interest Rate Creditors hereunder shall be made to the paying agent under the applicable Interest Rate Protection Agreement or Other Hedging Agreement or, in the case of Interest Rate Protection Agreements or Other Hedging Agreements without a paying agent, directly to the applicable Interest Rate Creditor.

                  (e) For purposes of applying payments received in accordance with this Section 7.4, the Collateral Agent shall be entitled to rely upon (i) the Administrative Agent for a determination (which the Administrative Agent agrees to provide upon request to the Collateral Agent) of the outstanding Credit Document Obligations and (ii) upon any Interest Rate Creditor for a determination (which each Interest Rate Creditor agrees to provide upon request to the Collateral Agent) of the outstanding Interest Rate Protection or Other Hedging Obligations owed to such Interest Rate Creditor. Unless it has actual knowledge (including by way of written notice from a Secured Creditor) to the contrary, the Administrative Agent under the Credit Agreement, in furnishing information pursuant to the preceding sentence, and the Collateral Agent, in acting hereunder, shall be entitled to assume that
         (x) no Credit Document Obligations other than principal, interest and regularly accruing fees are owing to any Bank Creditor and (y) no Interest Rate Protection Agreements or Interest Rate Protection or Other Hedging Obligations with respect thereto are in existence.

                  (f) It is understood that each Assignor shall remain liable to the extent of any deficiency between (x) the amount of the Obligations for which it is liable directly or as a Guarantor that are satisfied with proceeds of the Collateral and (y) the aggregate outstanding amount of such Obligations.

III.     ACKNOWLEDGMENTS AND AGREEMENTS WITH RESPECT TO VARIOUS CREDIT
         DOCUMENTS.

                  1. For the avoidance of doubt, each Credit Party hereby acknowledges and confirms its due authorization, execution and delivery of all Credit Documents (each Credit Document as amended, restated, modified and/or supplemented through and including the date hereof) to which it is a party, including all instruments, financing statements, agreements, certificates and documents executed and delivered in connection therewith, and hereby ratifies all actions heretofore taken in connection therewith.

                  2. Each Credit Party, by its execution (or acknowledgment, as the case may be) and delivery of this Amendment, hereby consents to the extensions of credit pursuant to the Credit Agreement (including, without limitation, as amended by this Amendment). Each Credit Party further acknowledges and agrees to the provisions of this Amendment and hereby agrees for the benefit of the Banks that all extensions of credit (including as contemplated by this Amendment) pursuant to the Credit Agreement (including, without limitation, as amended by this Amendment, and as same may be further amended, restated, modified and/or supplemented from time to time) shall be fully entitled to all benefits of, and shall be fully guaranteed and secured pursuant to and in accordance with the terms of, each of the Credit Documents, as applicable.

IV.      MISCELLANEOUS.

                  1. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

                  2. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

                  3. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

              4. This Amendment shall become effective on the date (the "Fifth Amendment Effective Date") when:

              (i) each Credit Party, the Required Banks and each Bank which is providing a Tranche 3 Revolving Loan Commitment pursuant to this Amendment shall have signed a counterpart hereof (whether the same or different counterpart) and shall have delivered (including by way of facsimile transmission) the same to the Administrative Agent at the Notice Office;

              (ii) each Tranche 3 Guarantor shall have duly authorized, executed and delivered the respective Tranche 3 Guaranty in the form of
         Exhibit I to this Amendment, and each Tranche 3 Guaranty shall be in full force and effect;

              (iii) the Administrative Agent shall have received for the account of each Bank which is providing a Tranche 3 Revolving Loan Commitment pursuant to this Amendment and requests the same, a Tranche 3 Revolving Note, in the amount, maturity and as otherwise provided in this Amendment and Section 1.05 of the Credit Agreement (as amended hereby);

              (iv) the Administrative Agent shall have received from Holdings, the Borrower and each Tranche 3 Guarantor true and correct certified copies of resolutions of the Board of Directors (or equivalent) of such Person with respect to the matters set forth in this Amendment, and such resolutions shall be in form and substance satisfactory to the Administrative Agent;

              (v) the Administrative Agent shall have received from each Tranche 3 Guarantor a certificate, dated the Fifth Amendment Effective Date, signed by an appropriate officer of each Tranche 3 Guarantor, certifying and attaching true and correct copies of the certificate of limited partnership, partnership agreement or other organizational documents of each Tranche 3 Guarantor, and all of the foregoing shall be reasonably satisfactory to the Administrative Agent;

              (vi) all corporate, partnership and legal proceedings and all instruments and agreements in connection with the transactions contemplated by the Credit Agreement and this Amendment shall be reasonably satisfactory in form and substance to the Administrative Agent, and the Administrative Agent shall have received all information and copies of all documents and papers, including records of proceedings, governmental approvals, good standing certificates and bring-down telegrams or facsimiles, if any, which the Administrative Agent reasonably may have requested in connection therewith, such documents and papers where requested to be certified by proper corporate, partnership or governmental authorities;

              (vii) the Administrative Agent shall have received from (x) Simpson Thacher & Bartlett, counsel to Holdings, the Borrower and one of the Tranche 3 Guarantors, an opinion addressed to each Agent, the Collateral Agent and each of the Banks and dated the Fifth Amendment Effective Date, covering such matters incident to this Amendment and the transactions contemplated herein as the Administrative Agent may reasonably request (including, without limitation, an opinion as to no conflict with the Senior Subordinated Note Documents and appropriate opinions as to the applicable Tranche 3 Guaranty) and otherwise in form and substance satisfactory to the Administrative Agent and (b) from Hughes & Luce, L.L.P., counsel to the other Tranche 3 Guarantor, an opinion addressed to each Agent, the Collateral Agent and each of the Tranche 3 Revolving Loan Banks and dated the Fifth Amendment Effective Date, covering such matters incident to the respective Tranche 3 Guaranty as the Administrative Agent may reasonably request and otherwise in form and substance satisfactory to the Administrative Agent;

              (viii) the Borrower shall have delivered to the Administrative Agent an officer's certificate signed by an appropriate officer of the Borrower in form and substance satisfactory to the Administrative Agent, (x) establishing that the provision of the Tranche 3 Revolving Loan Commitment pursuant to the terms of the Credit Agreement (as amended by this Amendment) (including, without limitation, the guaranty thereof pursuant to each Tranche 3 Guaranty) complies with the terms of the Senior Subordinated Notes Indenture and (y) containing a representation and warranty that (I) the incurrence of $19,000,000 of Tranche 3 Revolving Loans is permitted pursuant to the Senior Subordinated Note Indenture and (II) the Indebtedness evidenced by the Tranche 3 Revolving Loans (and each Credit Event occurring after the Fifth Amendment Effective Date) constitutes, or will constitute, as the case may be, "Senior Debt" and "Designated Senior Debt" under, and as defined in, the Senior Subordinated Note Indenture;

              (ix) the Borrower shall have paid to each Bank which executed and delivered to the Administrative Agent a counterpart of the Third Amendment (prior to 5:00 p.m. on November 13, 2001) and this Amendment (prior to 5:00 p.m. on February 27, 2002), a fee equal to the product of (x) 1.50% MULTIPLIED BY (y) the quotient of (i) the number of days during the period from and including the Third Amendment Effective Date to but excluding the Fifth Amendment Effective Date DIVIDED BY (ii) 360, MULTIPLIED BY (z) the sum of (i) the aggregate principal amount of such Bank's outstanding Term Loans on the Fifth Amendment Effective Date, (ii) the aggregate amount of such Bank's Tranche 2 Converted Term Loans on the Fifth Amendment Effective Date (after giving effect to this Amendment) and (iii) such Bank's Revolving Percentage of the Revolving Loan Cap Amount (as defined after giving effect to this Amendment) on the Fifth Amendment Effective Date.

              (x) the Borrower shall have paid to each Bank which executes and delivers to the Administrative Agent a counterpart of this Amendment on or before 5:00 p.m. (New York time) on February 27, 2002, a fee equal to 0.25% of the sum of (i) the aggregate principal amount of such Bank's outstanding Term Loans on the Fifth Amendment Effective Date, (ii) the aggregate principal amount of such Bank's Tranche 2 Converted Term Loans on the Fifth Amendment Effective Date (after giving effect to this Amendment) and (iii) such Bank's Revolving Loan Commitment on the Fifth Amendment Effective Date (after giving effect to the reduction thereto pursuant to this Amendment); and

              (xi) the Borrower shall have paid to the Administrative Agent and the Banks all fees, costs and expenses (including, without limitation, legal fees and expenses) payable to the Administrative Agent and the Banks to the extent then due.

         Unless the Administrative Agent has received actual notice from any Bank that the conditions contained above have not been met, upon the Administrative Agent's good faith determination that the conditions described above have been met, the Fifth Amendment Effective Date shall be deemed to have occurred, regardless of any subsequent determination that one or more of the conditions thereto had not been met (although the occurrence of the Fifth Amendment Effective Date shall not release any Credit Party or any Tranche 3 Guarantor from any liability for failure to satisfy one or more of the applicable conditions specified above).

                  5. In order to induce the Banks to enter into this Amendment, the Borrower hereby represents and warrants that (i) the representations, warranties and agreements contained in Section 6 of the Credit Agreement are true and correct in all material respects on and as of the Fifth Amendment Effective Date, both before and after giving effect to this Amendment and (ii) there exists no Default or Event of Default on the Fifth Amendment Effective Date, after giving effect to the waivers and amendments contained in this Amendment.

                  6. From and after the Fifth Amendment Effective Date, all references in the Credit Agreement and each of the Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended hereby.

                                    * * *

                  IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.


                                              CONSOLIDATED CONTAINER HOLDINGS
                                              LLC


                                              By /s/ Tyler L. Woolson
                                                 --------------------------
                                                  Title: Chief Financial Officer

                                              CONSOLIDATED CONTAINER COMPANY
                                              LLC

                                              By: Consolidated Container
                                                  Holdings LLC, as its Sole
                                                  Member and Manager


                                              By /s/ Tyler L. Woolson
                                                 --------------------------
                                                  Title: Chief Financial Officer

                                                BANKERS TRUST COMPANY,
                                                 Individually, as Administrative
                                                 Agent and as Collateral Agent



                                                By /s/ Marco Orlando
                                                   --------------------------
                                                    Title: Director

                                                JPMORGAN CHASE BANK (successor
                                                by merger to Morgan Guaranty
                                                Trust Company of New York),
                                                  Individually and as
                                                  Documentation Agent



                                                By /s/ Kathryn A. Duncan
                                                   --------------------------
                                                    Title: Vice President

                                                CREDIT SUISSE FIRST BOSTON
                                                (formally known as Donaldson,
                                                Lufkin & Jenrette Securities
                                                Corporation), Individually and
                                                as Syndication Agent



                                                By /s/ Paul J. Corona
                                                   --------------------------
                                                    Title: Director


                                                By /s/ Willaim S. Lutkins
                                                   --------------------------
                                                    Title: Director

                                             ATHENA CDO, LIMITED



                                             By /s/ Mohan V. Phansalkar
                                                --------------------------
                                                 Title: Executive Vice President

                                                BANCO POPULAR DE PUERTO RICO



                                                By /s/ Raul Cacho
                                                   --------------------------
                                                    Title: Vice President



                                                By /s/ Hector Vina
                                                   --------------------------
                                                    Title: Vice President

                                                    BANK AUSTRIA CREDITANSTALT



                                                    By /s/ Francesco Ossino
                                                       -----------------------
                                                        Title: Director



                                                    By /s/ Timothy L. Harrod
                                                       -----------------------
                                                        Title: Managing Director

                                                    BANK OF MONTREAL



                                                    By /s/ Geoffrey R. McConnell
                                                       -----------------------
                                                        Title: Director

                                                     THE BANK OF NEW YORK



                                                     By /s/ David T. Sunderwirth
                                                        -----------------------
                                                         Title: Vice President

                                                      THE BANK OF NOVA SCOTIA



                                                      By /s/ N. Bell
                                                         -----------------------
                                                          Title: Assistant Agent

                                                   BANK POLSKA KASA OPIEKI, S.A.



                                                   By /s/ William G. Reynolds
                                                      -----------------------
                                                       Title: Vice President

                                             BEDFORD CDO, LIMITED



                                             By /s/ Mohan V. Phansalkar
                                                -----------------------
                                                 Title: Executive Vice President

                                                      CAPTIVA III FINANCE, LTD.



                                                      By /s/ David Dyer
                                                         -----------------------
                                                          Title: Director

                                                      CAPTIVA IV FINANCE, LTD.



                                                      By /s/ David Dyer
                                                         -----------------------
                                                          Title: Director

                                        DZ BANK AG DEUTSCHE ZENTRAL-
                                        GENOSSENSCHAFTSBANK, FRANKFURT
                                        AM MAIN, (successor by merger to DG BANK
                                        DEUTSCHE GENOSSENSCHAFTSBANK AG), as a
                                        Lender



                                        By /s/ Bernd Franke
                                           ----------------------------------
                                            Title: Vice President



                                        By /s/ Ronald Matossian
                                           ----------------------------------
                                            Title: Vice President

                                               THE DAI-ICHI KANGYO BANK, LIMITED



                                               By /s/  Christopher Fahey
                                                  ------------------------------
                                                   Title: Vice President

                                           ERSTE BANK DER OESTERREINCHISCHEN
                                           SPARKASSEN



                                           By /s/ Brandon A. Meyerson
                                              ------------------------------
                                               Title: Vice President
                                                      Erste Bank New York Branch



                                           By /s/ John S. Runnion
                                              ------------------------------
                                               Title: Vice President
                                                      Erste Bank New York Branch

                                               FLEET NATIONAL BANK, N.A.



                                               By /s/ Marwan Isbaih
                                                  ------------------------------
                                                   Title: Director

                                               FIRSTRUST BANK



                                               By /s/ Kent Nelson
                                                  ------------------------------
                                                   Title: Vice President

                                            GENERAL ELECTRIC CAPITAL
                                            CORPORATION



                                            By /s/ W. Jerome McDermott
                                               --------------------------
                                                Title: Duly Authorized Signatory

                                                GRAYSTON CLO 2001-1 LTD.



                                                By /s/ Niall D. Rosenzwerg
                                                   --------------------------
                                                    Title: Associate Director

                                                BAYERESCHE HYPO-UND VEREINSBANK
                                                AG, NEW YORK BRANCH



                                                By /s/ Francesco Ossino
                                                   --------------------------
                                                    Title: Director



                                                By /s/ Timothy L. Harrod
                                                   --------------------------
                                                    Title: Managing Director

                                                THE INDUSTRIAL BANK OF JAPAN,
                                                LIMITED



                                                By /s/ Akihiko Mabuchi
                                                   --------------------------
                                                    Title: Senior Vice President

                                                THE GOVERNOR AND COMPANY OF THE
                                                BANK OF IRELAND



                                                By /s/ G. Hannon
                                                   --------------------------
                                                    Title: Authorized Signatory



                                                By /s/ Mary Connolly
                                                   --------------------------
                                                    Title: Authorized Signatory

                                                KZH CRESCENT LLC



                                                By /s/ Anthony Iarrobino
                                                   --------------------------
                                                    Title: Authorized Agent

                                                KZH CRESCENT-2 LLC



                                                By /s/ Anthony Iarrobino
                                                   --------------------------
                                                    Title: Authorized Agent

                                                KZH CRESCENT-3 LLC



                                                By /s/ Anthony Iarrobino
                                                   --------------------------
                                                    Title: Authorized Agent

                                                KZH PONDVIEW LLC



                                                By /s/ Anthony Iarrobino
                                                   --------------------------
                                                    Title: Authorized Agent

                                                HAMILTON CDO, LTD
                                                  By: Stanfield Capital Partners
                                                       LLC as its Collateral
                                                       Manager



                                                By /s/ Christopher A. Bondy
                                                   --------------------------
                                                    Title: Partner

                                                KZH WATERSIDE LLC



                                                By /s/ Anthony Iarrobino
                                                   --------------------------
                                                    Title: Authorized Agent

                                               THE MITSUBISHI TRUST AND BANKING
                                               CORPORATION



                                               By /s/ Hiroyuki Tsuru
                                                  --------------------------
                                                   Title: Deputy General Manager

                                                NATIONAL CITY BANK



                                                By /s/ Andrew Pernsteiner
                                                   --------------------------
                                                    Title: Account Officer

                                       NATEXIS BANQUE POPULAIRES



                                       By /s/ Frank H. Maden, Jr.
                                          --------------------------
                                           Title: Vice President & Group Manager



                                       By /s/ Christian Giordano
                                          --------------------------
                                           Title: Vice President

                                                 NORTH AMERICAN SENIOR FLOATING
                                                 RATE FUND INC.
                                                  By: Stanfield Capital Partners
                                                      LLC as subadvisor



                                                By /s/ Christopher A. Bondy
                                                   --------------------------
                                                    Title: Partner

                                                TCW LEVERAGE INCOME TRUST, L.P.
                                                By: TCW Advisors (Bermuda),
                                                Ltd., as General Partner



                                                By /s/ Mark L. Gold
                                                   --------------------------
                                                Title: Managing Director



                                                By: TCW Investment Management
                                                Company, as Investment Advisor



                                                By /s/ G. Steven Kalin
                                                   --------------------------
                                                Title: Vice President

                                                OAK BROOK BANK



                                                By /s/ Henry Wessel
                                                   --------------------------
                                                    Title: Vice President

                                                SENIOR DEBT PORTFOLIO
                                                By: Boston Management and
                                                Research as Investment Advisor



                                                By /s/ Payson F. Swaffield
                                                   --------------------------
                                                    Title: Vice President

                                                SEQUILS I, LTD.
                                                By: TCW Advisors, Inc. as its
                                                Collateral Manager



                                                By /s/ Mark L. Gold
                                                   --------------------------
                                                    Title: Managing Director


                                                By /s/ G. Steven Kalin
                                                   --------------------------
                                                    Title: Vice President

                                                SEQUILS IV, LTD.
                                                By: TCW Advisors, Inc. as its
                                                Collateral Manager



                                                By /s/ Mark L. Gold
                                                   --------------------------
                                                    Title: Managing Director


                                                By /s/ G. Steven Kalin
                                                   --------------------------
                                                    Title: Vice President

                                                STANFIELD ARBITRAGE CDO, LTD.
                                                 By: Stanfield Capital Partners
                                                     LLC as its Collateral
                                                     Manager



                                                By /s/ Christopher A. Bondy
                                                   --------------------------
                                                    Title: Partner

                                                SUMITOMO TRUST & BANKING CO.,
                                                LTD.



                                                By /s/ Elizabeth A. Quirk
                                                   --------------------------
                                                    Title: Vice President

                                                TCW LEVERAGED INCOME TRUST II
                                                L.P.
                                                By: TCW Advisors (Bermuda),
                                                Ltd., as General Partner



                                                By /s/ Mark L. Gold
                                                   --------------------------
                                                    Title: Managing Director



                                                By: TCW Investment Management
                                                Company, as Investment Advisor



                                                By /s/ G. Steven Kalin
                                                   --------------------------
                                                    Title: Vice President

                                                TORONTO DOMINION (NEW YORK),
                                                INC.



                                                By /s/ Stacey Malek
                                                   --------------------------
                                                    Title: Vice President

                                                WEBSTER BANK



                                                By /s/ Scott Roth
                                                   --------------------------
                                                    Title: Vice President

                                                TCW LEVERAGED INCOME TRUST IV,
                                                L.P.



                                                By: TCW (LINC IV), L.L.C.,
                                                as General Partner



                                                By: TCW ASSET MANAGEMENT COMPANY
                                                as managing member of the
                                                General Partner



                                                By /s/ Mark L. Gold
                                                   --------------------------
                                                    Title: Managing Director



                                                By /s/ G. Steven Kalin
                                                   --------------------------
                                                    Title: Vice President

                                                WINDSOR LOAN FUNDING, LIMITED
                                                 By: Stanfield Capital Partners
                                                     LLC as its Investment
                                                     Manager



                                                By /s/ Christopher A. Bondy
                                                   --------------------------
                                                    Title: Partner

                                             ADDISON CDO, LIMITED (ACCT 1279)
                                             By: Pacific Investment
                                             Management Company LLC, as its
                                             Investment Advisor



                                             By /s/ Mohan V. Phansalkar
                                                --------------------------
                                                 Title: Executive Vice President

                                             DELANO COMPANY (ACCT 274)



                                             By: Pacific Investment
                                             Management Company LLC, as its
                                             Investment Advisor



                                             By /s/ Mohan V. Phansalkar
                                                --------------------------
                                                 Title: Executive Vice President

                                             JISSEKIKUN FUNDING, LTD. (ACCT
                                             1288)



                                             By: Pacific Investment
                                             Management Company LLC, as its
                                             Investment Advisor



                                             By /s/ Mohan V. Phansalkar
                                                --------------------------
                                                 Title: Executive Vice President

                                                CAPTIVA II FINANCE LTD.



                                                By /s/ Paul Cope
                                                   --------------------------
                                                    Title: Director

                                                APEX (IDM) CDO I, LTD.



                                                By /s/ Glen Duffy
                                                   --------------------------
                                                    Title: Director

                                                ELC (CAYMAN) LTD. 2000-1



                                                By /s/ Glen Duffy
                                                   --------------------------
                                                    Title: Director

                                                TRYON CLO LTD. 2000-1



                                                By /s/ Glen Duffy
                                                   --------------------------
                                                    Title: Director

                                                PROMETHEUS INVESTMENT FUNDING
                                                NO. 1 LTD.



                                                By: CPF Asset Advisory, L.P.
                                                As Investment Manager



                                                By /s/ Francesco Ossino
                                                   --------------------------
                                                    Title: Director



                                                By /s/ Timothy L. Harrod
                                                   --------------------------
                                                    Title: Managing Director

Acknowledged and Agreed to by:

 FRANKLIN PLASTICS HOLDINGS LLC


 By /s/ Louis Lettes
    -----------------------------------
     Title: Vice President, General Counsel



 REID PLASTICS GROUP LLC


 By /s/ Louis Lettes
    -----------------------------------
     Title: Vice President, General Counsel



 CONSOLIDATED CONTAINTER CAPITAL, INC.


 By /s/ Louis Lettes
    -----------------------------------
     Title: Vice President, General Counsel



 PLASTIC CONTAINERS LLC


 By /s/ Louis Lettes
    -----------------------------------
     Title: Vice President, General Counsel



 CONTINENTAL PLASTIC CONTAINERS LLC


 By /s/ Louis Lettes
    -----------------------------------
     Title: Vice President, General Counsel



 CONTINENTAL CARRIBEAN CONTAINERS, INC.


 By /s/ Louis Lettes
    -----------------------------------
     Title: Vice President, General Counsel